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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-09911
                                   ---------------------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


    5136 Dorsey Hall Drive     Ellicott City, Maryland          21042
--------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip code)

                                 John F. Splain

Ultimus Fund Solutions, LLC 135 Merchant Street, Suite 230 Cincinnati, OH 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:      (410) 715-1145
                                                    ----------------------------

Date of fiscal year end:         June 30, 2004
                         -----------------------------

Date of reporting period:        June 30, 2004
                          -----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                       [GRAPHIC OMITTED]     HUSSMAN
                                                  FUNDS


                            HUSSMAN INVESTMENT TRUST



                          HUSSMAN STRATEGIC GROWTH FUND

                               [GRAPHIC OMITTED]


                      HUSSMAN STRATEGIC TOTAL RETURN FUND

                               [GRAPHIC OMITTED]


                                 ANNUAL REPORT

                                 JUNE 30, 2004



    [GRAPHIC OMITTED]                          HUSSMAN
                                                    FUNDS

                                           STRATEGIC GROWTH FUND

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HUSSMAN STRATEGIC GROWTH FUND
                    VERSUS THE STANDARD & POOR'S INDEX AND THE RUSSELL 2000 INDEX (a)

[GRAPHIC OMITTED]

    HUSSMAN STRATEGIC GROWTH FUND               S&P 500 INDEX                   RUSSELL 2000 INDEX
    -----------------------------               -------------                   ------------------
   7/24/2000            $ 10,000        7/24/2000            $ 10,000      7/24/2000             $ 10,000
   7/31/2000    0.0000%   10,000        7/31/2000   -2.2715%    9,773      7/31/2000    -2.6218%    9,738
   8/31/2000    0.3000%   10,030        8/31/2000    6.2114%   10,380      8/31/2000     7.5916%   10,477
   9/30/2000    3.1904%   10,350        9/30/2000   -5.2795%    9,832      9/30/2000    -2.9617%   10,167
  10/31/2000   -2.9952%   10,040       10/31/2000   -0.4227%    9,790     10/31/2000    -4.4554%    9,714
  11/30/2000    7.9681%   10,840       11/30/2000   -7.8839%    9,018     11/30/2000   -10.2708%    8,716
  12/31/2000    7.3801%   11,640       12/31/2000    0.4893%    9,063     12/31/2000     8.6470%    9,470
   1/31/2001   -3.1787%   11,270        1/31/2001    3.5479%    9,384      1/31/2001     5.2071%    9,963
   2/28/2001    6.7436%   12,030        2/28/2001   -9.1183%    8,528      2/28/2001    -6.5594%    9,309
   3/31/2001    3.3250%   12,430        3/31/2001   -6.3351%    7,988      3/31/2001    -4.8885%    8,854
   4/30/2001   -1.9308%   12,190        4/30/2001    7.7710%    8,609      4/30/2001     7.8199%    9,547
   5/31/2001    1.2305%   12,340        5/31/2001    0.6701%    8,667      5/31/2001     2.4505%    9,781
   6/30/2001   -1.1345%   12,200        6/30/2001   -2.4339%    8,456      6/30/2001     3.4130%   10,114
   7/31/2001    2.2131%   12,470        7/31/2001   -0.9846%    8,372      7/31/2001    -5.2769%    9,581
   8/31/2001    2.4058%   12,770        8/31/2001   -6.2600%    7,848      8/31/2001    -3.2310%    9,271
   9/30/2001   -1.0180%   12,640        9/30/2001   -8.0752%    7,215      9/30/2001   -13.4725%    8,022
  10/31/2001    1.0008%   12,767       10/31/2001    1.9068%    7,352     10/31/2001     5.8618%    8,492
  11/30/2001    3.6778%   13,236       11/30/2001    7.6708%    7,916     11/30/2001     7.7465%    9,150
  12/31/2001    0.8446%   13,348       12/31/2001    0.8761%    7,985     12/31/2001     6.1795%    9,716
   1/31/2002    3.6851%   13,840        1/31/2002   -1.4593%    7,869      1/31/2002    -1.0339%    9,615
   2/28/2002    0.8885%   13,963        2/28/2002   -1.9284%    7,717      2/28/2002    -2.7364%    9,352
   3/31/2002    3.6830%   14,477        3/31/2002    3.7609%    8,007      3/31/2002     8.0441%   10,104
   4/30/2002    2.3938%   14,823        4/30/2002   -6.0628%    7,522      4/30/2002     0.9095%   10,196
   5/31/2002    2.4887%   15,192        5/31/2002   -0.7367%    7,466      5/31/2002    -4.4371%    9,744
   6/30/2002   -1.8396%   14,913        6/30/2002   -7.1229%    6,935      6/30/2002    -4.9502%    9,262
   7/31/2002    2.8485%   15,338        7/31/2002   -7.7956%    6,394      7/31/2002   -15.1081%    7,862
   8/31/2002    0.3645%   15,394        8/31/2002    0.6561%    6,436      8/31/2002    -0.2588%    7,842
   9/30/2002   -1.2345%   15,204        9/30/2002  -10.8682%    5,737      9/30/2002    -7.1836%    7,279
  10/31/2002   -1.7647%   14,935       10/31/2002    8.8019%    6,241     10/31/2002     3.2045%    7,512
  11/30/2002   -1.0740%   14,775       11/30/2002    5.8858%    6,609     11/30/2002     8.9249%    8,182
  12/31/2002    3.0106%   15,220       12/31/2002   -5.8743%    6,221     12/31/2002    -5.5567%    7,728
   1/31/2003   -0.4739%   15,148        1/31/2003   -2.6197%    6,058      1/31/2003    -2.7560%    7,515
   2/28/2003   -1.4286%   14,931        2/28/2003   -1.5004%    5,967      2/28/2003    -3.0206%    7,288
   3/31/2003   -0.0805%   14,919        3/31/2003    0.9710%    6,025      3/31/2003     1.2871%    7,381
   4/30/2003    1.7728%   15,184        4/30/2003    8.2374%    6,521      4/30/2003     9.4771%    8,081
   5/31/2003    7.6010%   16,338        5/31/2003    5.2687%    6,865      5/31/2003    10.7302%    8,948
   6/30/2003    1.5453%   16,590        6/30/2003    1.2752%    6,952      6/30/2003     1.8179%    9,111
   7/31/2003    3.1884%   17,119        7/31/2003    1.7634%    7,075      7/31/2003     6.2526%    9,680
   8/31/2003    2.3876%   17,528        8/31/2003    1.9499%    7,213      8/31/2003     4.5878%   10,125
   9/30/2003   -2.1262%   17,155        9/30/2003   -1.0613%    7,136      9/30/2003    -1.8430%    9,938
  10/31/2003    3.5038%   17,756       10/31/2003    5.6561%    7,540     10/31/2003     8.3950%   10,772
  11/30/2003    1.5514%   18,032       11/30/2003    0.8798%    7,606     11/30/2003     3.5484%   11,154
  12/31/2003    2.2015%   18,429       12/31/2003    5.2453%    8,005     12/31/2003     2.0409%   11,382
   1/31/2004    1.1750%   18,645        1/31/2004    1.8354%    8,152      1/31/2004     4.3445%   11,877
   2/29/2004    3.2258%   19,247        2/29/2004    1.3895%    8,265      2/29/2004     0.8963%   11,983
   3/31/2004   -0.3750%   19,174        3/31/2004   -1.5086%    8,140      3/31/2004     0.9318%   12,095
   4/30/2004   -0.8156%   19,018        4/30/2004     -1.57%    8,013      4/30/2004    -5.0983%   11,478
   5/31/2004    0.3163%   19,078        5/31/2004      1.37%    8,123      5/31/2004     1.5914%   11,661
   6/30/2004    0.1892%   19,114        6/30/2004      1.95%    8,281      6/30/2004     4.2115%   12,152


Past performance is not predictive of future performance.

 --------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS(a)
                 (For Periods Ended June 30, 2004)

                                                       Since
                                  1 Year     3 Years   Inception(c)
                                  ------     -------   ---------
Hussman Strategic Growth Fund     15.22%     16.14%     17.90%
S&P 500 Index                     19.11%     -0.69%     -4.68%
Russell 2000 Index                33.38%      6.31%      5.08%

 --------------------------------------------------------------------

(a) The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Annualized. Initial public offering of shares was July 24, 2000.


[GRAPHIC OMITTED]                          HUSSMAN
                                                FUNDS

                              STRATEGIC TOTAL RETURN FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HUSSMAN STRATEGIC TOTAL
              RETURN FUND VERSUS THE LEHMAN BROTHERS U.S. AGGREGATE INDEX (a)

[GRAPHIC OMITTED]

   HUSSMAN STRATEGIC TOTAL RETURN FUND      LEHMAN BROTHERS U.S. AGGREGATE INDEX
   -----------------------------------      ------------------------------------
     9/12/2002               $ 10,000          9/12/2002              $ 10,000
     9/30/2002     -0.4000%     9,960          9/30/2002      0.9670%   10,097
    10/31/2002     -1.3052%     9,830         10/31/2002     -0.4600%   10,050
    11/30/2002     -0.4069%     9,790         11/30/2002     -0.0300%   10,047
    12/31/2002      4.4944%    10,230         12/31/2002      2.0700%   10,255
     1/31/2003      0.0981%    10,240          1/31/2003      0.0900%   10,264
     2/28/2003      0.2940%    10,270          2/28/2003      1.3800%   10,406
     3/31/2003     -0.9042%    10,177          3/31/2003     -0.0800%   10,398
     4/30/2003      0.0000%    10,177          4/30/2003      0.8300%   10,484
     5/31/2003      4.2532%    10,610          5/31/2003      1.8600%   10,679
     6/30/2003      0.6642%    10,681          6/30/2003     -0.2000%   10,658
     7/31/2003     -2.5616%    10,407          7/31/2003     -3.3600%   10,300
     8/31/2003      2.5317%    10,670          8/31/2003      0.6600%   10,368
     9/30/2003      2.8728%    10,977          9/30/2000      2.6500%   10,642
    10/31/2003      0.0928%    10,987         10/31/2003     -0.9300%   10,543
    11/30/2003      0.7482%    11,069         11/30/2003      0.2400%   10,569
    12/31/2003      1.4776%    11,233         12/31/2003      1.0200%   10,676
     1/31/2004      0.5660%    11,297          1/31/2004      0.8000%   10,762
     2/29/2004      1.5010%    11,466          2/29/2004      1.0800%   10,878
     3/31/2004      1.9408%    11,689          3/31/2004      0.7500%   10,960
     4/30/2004     -5.4496%    11,052          4/30/2004     -2.6000%   10,675
     5/31/2004      2.0173%    11,275          5/31/2004     -0.4000%   10,632
     6/30/2004     -0.0706%    11,267          6/30/2004      0.5700%   10,693

Past performance is not predictive of future performance.

----------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS(b)
                For Periods Ended June 30, 2004
                                                   Since
                                       1 Year   Inception(c)
                                       ------   ------------
Hussman Strategic Total Return Fund     5.49%      6.86%
Lehman Brothers U.S. Aggregate Index    0.33%      3.79%
----------------------------------------------------------------

(a) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, government agency and corporate securities.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund manager has agreed until at least December 31, 2005 to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these provisions. Absent such fee waivers and expense reimbursements, Fund performance would be lower.

(c)  Annualized. Initial public offering of shares was September 12, 2002.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                        JULY 30, 2004
--------------------------------------------------------------------------------


DEAR SHAREHOLDER,

     The Hussman Funds continued to perform as intended last year, with both the Strategic Growth Fund and the Strategic Total Return Fund achieving continued appreciation and relatively strong profiles of return per unit of risk. Our investment objective is to achieve long-term capital appreciation and total returns, with added emphasis on protecting capital during conditions that have generally been unfavorable toward market risk.

     Over the past year the stock market amply rewarded investments in speculative, highly indebted companies, while the bond market rewarded junk credit, both which I view as outside of our investment discipline. Still, given prevailing valuations and market action in stocks and bonds, both Funds continued to serve their objectives by achieving sound, if less speculative gains.

HUSSMAN STRATEGIC GROWTH FUND

     For the year ended June 30, 2004, the Strategic Growth Fund achieved a total return of 15.22%, compared with 19.11% for the S&P 500 and 33.38% for the Russell 2000 index. Because the advance that emerged in the spring of 2003 began at higher valuations than any previous bull market in history, the Fund's stockholdings were at least partially hedged during the entire year. As a result, the Fund's performance was less than I would expect during a typical bull market advance, when valuations are usually comfortable enough to make hedging unnecessary.

     Still, as long-term investors, our interest is in the returns and risks that we experience over the complete market cycle. Since its inception on July 24, 2000, the Strategic Growth Fund has achieved an annualized total return of 17.90%, compared with annualized returns of -4.68% and 5.08% in the S&P 500 and Russell 2000, respectively. Meanwhile, the volatility of the Fund, as measured by both standard deviation and the depth of peak-to-trough pullbacks, has remained substantially lower than in the major indices.

     The investment objective of the Strategic Growth Fund is to achieve long-term returns, with added emphasis on protecting capital during unfavorable market conditions. Though I wish it were possible to achieve consistently positive short-term returns and to outpace market advances even in very overvalued conditions, I'll disappoint you as a manager if I don't discourage those expectations. Rather, I attempt to achieve good results for our shareholders on two criteria: long-term total returns and risk-adjusted returns.


--------------------------------------------------------------------------------
1

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

In my view, the most appropriate way to evaluate performance is to measure from one peak in the market to the next, preferably across market cycles, but at least across periods of a year or more.

     For example, from the standpoint of total returns, the 2002 peak in the S&P 500 index occurred on March 19, 2002. The 2004 peak occurred on March 5, 2004. Between these two dates, the Strategic Growth Fund achieved an annualized total return of 17.26%, compared with annualized total returns of 1.17% and 10.62% for the S&P 500 and Russell 2000 indices, respectively. The deepest peak-to-trough pullback in the Strategic Growth Fund during this period was less than 7%, compared with pullbacks of 33% and 36% for the S&P 500 and Russell 2000.

     The Fund continues to be extremely manageable. On average, the Fund's positions in various stocks represent less than one-third of their respective average daily trading volumes, even among the Fund's largest holdings. Comparable figures for recently closed equity funds display well over ten times that concentration. The average commission paid by the Fund is less than 2 cents per share, compared with an estimated industry average between 5.1 and 5.5 cents. The Fund has no soft-dollar or trailing fee arrangements with brokers. Our estimated trading impact (execution price relative to last sale at the time of order entry) remains a small fraction of one percent. The expense ratio of the Fund (which is affected by factors such as net assets and may increase or decrease over time) has been repeatedly lowered, most recently to 1.26% as of July 2004. These indicators of manageability and cost reflect substantial capacity for our investment style at present. We monitor these carefully because the Fund is intended as a vehicle for recurring investments, as part of the long-term saving and investment programs of our shareholders.

PERFORMANCE DRIVERS

     The performance of the Strategic Growth Fund, relative to the market, is occasionally affected by various "themes" that investors adopt from time to time. For example, during the 2000-2002 market plunge, the collapse of technology stocks was an important theme. Because we identified that group as having particularly unfavorable valuation and market action, the avoidance of technology was among several themes that contributed to the returns of the Strategic Growth Fund during that period.

     In contrast, an important theme of the market advance since early 2003 has been the "low quality trade." Stocks having small market capitalizations,

--------------------------------------------------------------------------------
                                                                               2

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

high volatility and poor balance sheets have fared much better than larger stocks with more stable characteristics. Had I been willing to invest a substantial portion of shareholder assets in speculative companies, those trades might have added to our returns last year. Unfortunately, the low quality trade simply falls outside of our investment standards and risk tolerance. Buying low quality and weak balance sheets is a strategy that works out well until it doesn't.

     As always, differences between the portfolio composition of the Fund and the major indices are driven by relative valuation and market action across various industries. Despite occasional shortfalls, this disciplined and intentional stock selection has contributed substantially to the performance of the Fund since its inception.

     In my experience, one theme has tended to emerge repeatedly in the markets. Though the specific industries and stories change from cycle to cycle, over the long-term investors have generally rewarded securities that appear favorably valued on the basis of conservatively estimated free cash flows, particularly when market action displays a certain degree of sponsorship by other investors. Investing in securities having some combination of favorable valuation and market action, while eschewing those securities that do not, is certainly not rewarded with enough regularity to depend on it over short-term periods of a month, a quarter, or even a year. But as a long-term, testable investment approach, I have not found a superior alternative.

     The Strategic Growth Fund was partially hedged through much of 2003 and early 2004. After being fully-hedged against the impact of market fluctuations during the preceding bear market, an improvement in the quality of market action during the spring of 2003 prompted me to remove the bulk of the Fund's hedges. Still, the recent bull market advance did not begin from attractive valuations, which might otherwise have warranted an aggressive investment stance. For that reason, I have gradually responded to higher valuations and deteriorating market action by reducing the Fund's exposure to market fluctuations.

     In April 2004, with our measures of valuation already negative, our measures of market action also deteriorated enough to move the Fund to a defensive stance. In this position, the Fund remained fully invested in a broadly diversified portfolio of individual stocks, with an offsetting short sale in the S&P 100 and Russell 2000 indices, intended to reduce the impact of overall market fluctuations from the portfolio.

--------------------------------------------------------------------------------
3

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

     None of these actions required forecasts of future market direction. Instead, they were attempts to align the Fund with market conditions that were objectively measured at each point in time. The refusal to attach ourselves to any particular market forecast, and to instead align ourselves consistently with what we observe, is one of the essential features of our investment approach.

     During the past year, the largest industry holdings in the Fund have been in health care and consumer related stocks, largely reflecting a combination of favorable valuations and market action in these areas, based on our measures. From the standpoint of "themes," one of the characteristics shared by many of our largest holdings is a relatively low volatility in revenue growth and profitability.

     Much of the market's advance over the past year has focused on stocks that are sensitive to the business cycle. More recently, there has been a growing amount of sponsorship - evident in market action - for stocks that do not rely on momentum in earnings or the economy. I have also observed an improvement in the valuations and market action of oil-related stocks, and have increased our exposure modestly in this sector as well. As in recent years, the Fund continues to hold a very limited exposure to financial stocks, which I view as precariously sensitive to credit risks and rising short-term interest rates.

     Though the widely diversified portfolio of the Fund makes it impossible to attribute performance to any short list of securities, individual stocks contributing to the Fund's performance during the past 12 months included Pacificare Health, Research in Motion, Abercrombie & Fitch, American Power Conversion, Petroleo Brasileiro, Amazon, Biogen, Gap Stores, Lexmark, Guidant, Veeco Instruments, and Covance, each which achieved in excess of $4 million in gains for the Fund. Losses above that amount were experienced by King Pharmaceuticals, UTStarcom, and Biovail.

     Current information regarding market conditions and the investment stance of the Funds is available at www.hussmanfunds.com

PORTFOLIO INSIGHT

     The Portfolio of Investments section of this report provides a detailed view of our investment stance. As of June 30, 2004, the Fund had net assets of $1,316,703,301, and was invested in a diversified portfolio of 229 stocks, valued at $1,281,144,002. The Fund's largest positions each represented close to 2% of assets, including Microsoft (2.2%), Home Depot (2.0%), Merck

--------------------------------------------------------------------------------
                                                                               4

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

(2.0%), McDonalds (2.0%), Macromedia (1.9%), UTStarcom (1.7%), Eastman Kodak (1.5%), Johnson & Johnson (1.5%), General Mills (1.5%), and King Pharmaceuticals (1.4%).


     While the Fund generally seeks to maintain a fully invested (90% or greater) position in individual stocks, it also has the flexibility to hedge that portfolio against the impact of market fluctuations, up to the full value of those holdings. The Fund, however, cannot take net short positions.

     As of June 30, the Fund held 16,250 put-call combinations on the S&P 100 Index, and 5000 put-call positions on the Russell 2000 (the Fund also held a small position in 5000 OEX call options to allow for a possible favorable shift in market conditions).

     Each put-call combination is created by purchasing one put option and selling short one call option having the same strike price and expiration as the put. This combination behaves as an interest-bearing short-sale on the index.

     For example, on June 30, 2004, the S&P 100 Index closed at 553.87. Since each option controls 100 "shares" of the index, each S&P 100 put-call combination acted as a short sale of $55,387 worth of the S&P 100. Similarly, the Russell 2000 closed at 591.52 on that date. So each Russell 2000 put-call combination acted as a short sale of $59,152 worth of the Russell 2000.

     In effect, the 16,250 S&P 100 option combinations and the 5000 Russell 2000 option combinations were equivalent to a short sale on major market indices, having a combined value of $1,195,798,750. This hedge offset about 93.3% of the value of the stocks held by the Fund.

     Notably, these option positions should not be interpreted as "bearish" positions or as forecasts of impending market weakness. The option positions periodically held by the Fund are generally intended to reduce the Fund's exposure to overall market fluctuations, while preserving its exposure to movements in the stock portfolio that are independent of the market.

HUSSMAN STRATEGIC TOTAL RETURN FUND

     For the year ended June 30 2004, the Strategic Total Return Fund achieved a total return of 5.49%, compared with a total return of 0.33% in the Lehman U.S. Aggregate Index. Since its inception on September 12, 2002, the Strategic Total Return Fund has achieved an annualized total return of 6.86%, compared with 3.79% for the Lehman index.

--------------------------------------------------------------------------------
5

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

PERFORMANCE  DRIVERS

     Over the past year, the Strategic Total Return Fund has shifted its duration profile modestly on a number of occasions, largely as the result of changes in valuations (as reflected in the level of bond yields and their relationship with yields on competing assets, economic growth, inflation and so forth). In April 2004, however, market action in bonds became hostile enough to warrant a more defensive reduction in the interest rate exposure of the Fund.

     April 2004 was a particularly difficult month for the Fund, which declined by -5.45% that month, compared with a loss of -2.60% in the Lehman U.S. Aggregate. Although part of the decline was attributable to bond holdings, much of the pullback was attributable to the Fund's holdings in precious metals shares (which represented about 10% of net assets). For several weeks, the bond market and the U.S. dollar departed from their typically loose correlation and entered a very tight relationship - strength in the dollar was strongly accompanied by weakness in bonds, as the bond market adopted a theme that assumed rapid, noninflationary growth in the U.S. economy.

     Since dollar strength typically implies weakness in precious metals, the combined result of this "theme trading" was a simultaneous decline in the values of straight Treasuries, inflation protected Treasuries, precious metals shares, and utility stocks. Rather than providing their typical diversification benefits, all of these groups declined in unison. Though our overall risk-management approach kept the Fund's overall exposure to these losses fairly limited, it was a deeper decline than I would have normally expected from a moderate investment position. In May, as market participants adopted less aggressive expectations about rapid economic growth and low inflation, a portion of the prior month's weakness was reversed.

     In a year where the Lehman U.S. Aggregate achieved a total return of 0.33%, much of the performance in the Strategic Total Return Fund was derived from alternatives such as precious metals shares and utility shares. Though the overall return on the Fund primarily reflects modest gains across numerous securities, the Fund benefited most from investments in Placer Dome, PPL, Sempra Energy, USEC, and Scana. The Fund's performance was reduced by losses in long-term U.S. Treasury bonds, most notably a modest position in 30-year Treasuries that was held by the Fund during April 2004.


--------------------------------------------------------------------------------
                                                                               6

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

PORTFOLIO INSIGHT

     The Portfolio of Investments section of this report provides a detailed view of our investment stance. As of June 30, 2004, the Fund had net assets of $105,308,108.

     As of June 30, 2004, I continued to view conditions for Treasury Inflation Protected Securities and precious metals as favorable, and the Strategic Total Return Fund remained positioned to benefit largely from declines in real interest rates and the U.S. dollar. Still, the overall size of these positions was fairly limited. The Fund's portfolio duration was about 3.25 years (meaning that a 100 basis point change in interest rates would be expected to affect Fund value by about 3.25% on account of bond price fluctuations). The bulk of this duration was held in Treasury Inflation Protected Securities, which represented 44.4% of net assets. The Fund also held 12.4% of net assets in precious metals shares, 5.8% in utilities shares, 3.4% in U.S. government agency obligations, and less than 1% in foreign government notes. Due to the generally unfavorable Market Climate for bonds, the remainder of the Fund was invested in U.S. Treasury bills and money market securities.

     On a day-to-day basis, much of the fluctuation in the Fund in the coming months will likely be associated with fluctuation in the value of precious metals shares, and to a lesser extent, by fluctuations in inflation-protected securities (which are generally less volatile).

CURRENT OUTLOOK

     The overriding theme of the financial markets in recent months has been the expectation of short-term interest rate hikes by the Federal Reserve. In general, the object of Fed rate hikes is not to slow the economy, but to reduce demand growth in periods when the economy has very restricted capacity to respond with new supply. For example, at the inception of the Fed's aggressive 1994 rate-hike campaign, factory use had risen to 83%, the "output gap" between actual and potential GDP was very small, and the economy was regularly producing over 300,000 jobs monthly at an unemployment rate that was low in the context of recent experience.

     Those conditions certainly do not describe the present state of the U.S. economy, and as a result, the main reason for Fed rate hikes here is simply to "normalize" the level of short-term interest rates to something more consistent with prevailing rates of economic growth and inflation.


--------------------------------------------------------------------------------
7

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

     I have frequently emphasized that current levels of U.S. domestic investment (capital spending, housing, etc) now rely on an enormous sustained inflow of foreign capital. To the extent that the U.S. current account deficit is already deeply negative, it is likely that gradual adjustment of this deficit will force a slowing in U.S. domestic investment growth in the coming years. Further growth in capital spending here will most probably come at the expense of housing investment, with overall domestic investment remaining stagnant. Given these realities, upward surprises in economic growth seem unlikely here.

     It appears equally unlikely that the Fed will adopt an aggressive path of interest rate hikes, and it follows that a corresponding increase in long-term interest rates is not an obvious conclusion. Still, expectations for slower economic growth don't seem sufficient to warrant substantial investments in long-term, nominal yielding bonds. There has been a strong historical tendency for increases in Fed-controlled interest rates to raise monetary velocity enough to trigger accelerating inflation, at least over the short-term. While I don't anticipate persistent inflation pressures, it is possible that a short-term acceleration in inflation could destabilize market expectations enough to pose additional risk to nominal bonds. This seems particularly true given recent upward pressure on oil prices, combined with the fact that oil futures prices suggest (uncharacteristically) little decline in prices anytime soon. All of these considerations lean our holdings of fixed income securities toward inflation protected alternatives rather than nominal bonds.

     In short, neither the Strategic Growth Fund nor the Strategic Total Return Fund are currently exposed to a substantial amount of risk from broad stock or bond market fluctuations. The hedge positions in the Strategic Growth Fund are intended to mute the impact of broad market fluctuations, but do not eliminate risks and returns that might emerge from differences in performance between our individual stock holdings and the market itself. The Strategic Total Return Fund has a relatively low 3.25 year duration, primarily in inflation-protected securities, and so is also not particularly sensitive to overall bond market fluctuations.

     Given the relatively contained exposure to overall market fluctuations in both Funds at present, their investment returns are likely to be driven by "active risk" - areas where the Funds have exposure that is not closely mirrored in the general market. The Strategic Growth Fund would currently benefit most from investor preferences favoring value and revenue stability over small size and


--------------------------------------------------------------------------------
                                                                               8

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

low quality. The Strategic Total Return Fund would benefit largely from a shift away from the "rapid, noninflationary growth" theme and toward a more plausible theme of reduced economic momentum and upward price pressures.

     In any event, the investment positions held by the Funds at any particular time reflect prevailing market conditions, and those positions will shift as market conditions change. Though the broad stock and bond markets have achieved fairly unimpressive returns in recent years, and remain priced to deliver unsatisfactory returns in the coming decade, I expect that the flexibility of our investment approach will continue to serve our shareholders well.

     I appreciate your investment in the Hussman Funds.

Best wishes,

John P. Hussman, Ph.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website WWW.HUSSMANFUNDS.COM.

The performance data quoted for the Funds represents past performance. The investment return of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.








--------------------------------------------------------------------------------
9


HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------------------

                                                              HUSSMAN            HUSSMAN
                                                             STRATEGIC       STRATEGIC TOTAL
                                                            GROWTH FUND         RETURN FUND
                                                            -----------         -----------
ASSETS
  Investments in securities:
     At acquisition cost ..............................    $1,247,636,018     $   99,780,992
                                                           ==============     ==============

     At value (Note 1) ................................    $1,304,610,502     $   99,747,506
  Investments in money market funds ...................       102,194,995          4,922,660
  Cash ................................................           500,000               --
  Dividends and interest receivable ...................           917,006            495,615
  Receivable for capital shares sold ..................         9,558,299            530,467
  Receivable for investment securities sold ...........         3,796,500               --
  Other assets ........................................            86,904             17,480
                                                           --------------     --------------

     Total Assets .....................................     1,421,664,206        105,713,728
                                                           --------------     --------------

LIABILITIES
  Dividends payable ...................................              --              132,906
  Written call options, at value (Notes 1 and 4)
     (premiums received $ 48,315,053) .................        65,747,000               --
  Payable for investment securities purchased .........        37,516,599               --
  Payable for capital shares redeemed .................           275,408            194,795
  Accrued investment advisory fees (Note 3) ...........         1,121,184             36,043
  Payable to administrator (Note 3) ...................           104,000             17,100
  Other accrued expenses ..............................           196,714             24,776
                                                           --------------     --------------
     Total Liabilities ................................       104,960,905            405,620
                                                           --------------     --------------

NET ASSETS ............................................    $1,316,703,301     $  105,308,108
                                                           ==============     ==============


Net assets consist of:
  Paid-in capital .....................................    $1,202,390,329     $  105,831,378
  Undistributed net investment income .................              --                7,894
  Accumulated net realized gains (losses) from security
     transactions and option contracts ................        74,770,435           (497,696)
  Net unrealized appreciation/depreciation
     on investments and options .......................        39,542,537           (100,101)
  Net unrealized appreciation/depreciation on translation
     of assets and liabilities in foreign currencies ..              --               66,633
                                                           --------------     --------------
NET ASSETS ............................................    $1,316,703,301     $  105,308,108
                                                           ==============     ==============


Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) .................        82,881,319          9,997,594
                                                           ==============     ==============

Net asset value, offering price and redemption
  price per share(a) (Note 1) .........................    $        15.89     $        10.53
                                                           ==============     ==============

(a)  Redemption  price  varies  based on length  of time  shares  are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2004
---------------------------------------------------------------------------------------------

                                                              HUSSMAN            HUSSMAN
                                                             STRATEGIC       STRATEGIC TOTAL
                                                            GROWTH FUND         RETURN FUND
                                                            -----------         -----------

INVESTMENT INCOME
  Dividends ...........................................    $    7,914,306     $      245,663
  Foreign withholding taxes on dividends ..............           (79,788)            (4,857)
  Interest ............................................              --            1,414,156
                                                           --------------     --------------
     Total Income .....................................         7,834,518          1,654,962
                                                           --------------     --------------

EXPENSES
  Investment advisory fees (Note 3) ...................         9,414,841            305,928
  Administration fees (Note 3) ........................           642,078             73,162
  Transfer agent, account maintenance and
     shareholder services fees (Note 3) ...............           380,692             20,295
  Custodian and bank service fees .....................           172,559             29,689
  Registration and filing fees ........................           160,309             37,972
  Fund accounting fees (Note 3) .......................            97,993             35,037
  Postage and supplies ................................            68,750             12,191
  Professional fees ...................................            52,487             38,487
  Trustees' fees and expenses .........................            33,197             28,667
  Printing of shareholder reports .....................            27,358              5,360
  Insurance expense ...................................            22,201              1,285
  Other expenses ......................................            40,610              9,551
                                                           --------------     --------------
     Total Expenses ...................................        11,113,075            597,624
  Less fees waived and expenses reimbursed
     by the Adviser (Note 3) ..........................              --             (138,732)
                                                           --------------     --------------
     Net Expenses .....................................        11,113,075            458,892
                                                           --------------     --------------

NET INVESTMENT INCOME (LOSS) ..........................        (3,278,557)         1,196,070
                                                           --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
  Net realized gains (losses) from:
     Security transactions ............................       119,355,647             84,715
     Option contracts .................................       (25,308,095)              --
     Foreign currency transactions ....................              --               81,150
  Net change in unrealized appreciation/depreciation on:
     Investments ......................................        54,250,925           (655,732)
     Option contracts .................................       (49,101,072)              --
     Foreign currency translation .....................              --              (14,915)
                                                           --------------     --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES .............        99,197,405           (504,782)
                                                           --------------     --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ............    $   95,918,848     $      691,288
                                                           ==============     ==============
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11


HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                YEAR               YEAR
                                                                ENDED              ENDED
                                                               JUNE 30,           JUNE 30,
                                                                 2004               2003
                                                           --------------     --------------
FROM OPERATIONS
  Net investment loss ..............................       $  ( 3,278,557)      $ ( 625,304)
  Net realized gains (losses) from:
     Security transactions .........................          119,355,647         (3,058,255)
     Option contracts ..............................          (25,308,095)         8,507,314
  Net change in unrealized appreciation/depreciation on:
     Investments ...................................           54,250,925         45,889,879
     Option contracts ..............................          (49,101,072)       (13,329,805)
                                                           --------------     --------------
Net increase in net assets resulting from operations           95,918,848         37,383,829
                                                           --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains ..........................             (392,622)       (29,772,121)
                                                           --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................          886,768,872        535,925,193
  Net asset value of shares issued in reinvestment of
     distributions to shareholders .................              367,109         27,707,111
  Proceeds from redemption fees collected (Note 1) .              502,840          1,511,290
  Payments for shares redeemed .....................         (178,389,520)      (234,169,641)
                                                           --------------     --------------
Net increase in net assets from capital share transactions    709,249,301        330,973,953
                                                           --------------     --------------


TOTAL INCREASE IN NET ASSETS ..........................       804,775,527        338,585,661
                                                           --------------     --------------

NET ASSETS
  Beginning of year ...................................       511,927,774        173,342,113
                                                           --------------     --------------
  End of year .........................................    $1,316,703,301     $  511,927,774
                                                           ==============     ==============


ACCUMULATED NET INVESTMENT INCOME .....................    $         --       $         --
                                                           ==============     ==============

CAPITAL SHARE ACTIVITY
  Sold ................................................        57,650,681         40,124,497
  Reinvested ..........................................            24,872          2,258,118
  Redeemed ............................................       (11,889,870)       (18,280,786)
                                                           --------------     --------------
  Net increase in shares outstanding ..................        45,785,683         24,101,829
  Shares outstanding at beginning of year .............        37,095,636         12,993,807
                                                           --------------     --------------
  Shares outstanding at end of year ...................        82,881,319         37,095,636
                                                           ==============     ==============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              12


HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                               YEAR               PERIOD
                                                               ENDED               ENDED
                                                              JUNE 30,            JUNE 30,
                                                                2004              2003(a)
                                                           --------------     --------------
FROM OPERATIONS
  Net investment income ...............................    $    1,196,070     $      226,063
  Net realized gains from:
     Security transactions ............................            84,715            291,017
     Foreign currency transactions ....................            81,150                125
  Net change in unrealized appreciation/depreciation on:
     Investments ......................................          (655,732)           555,631
     Foreign currency translation .....................           (14,915)            81,548
                                                           --------------     --------------
Net increase in net assets resulting from operations ..           691,288          1,154,384
                                                           --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................        (1,269,355)          (226,063)
  In excess of net investment income ..................              --                  (96)
  From net realized gains .............................          (873,428)              --
                                                           --------------     --------------
Net decrease in net assets from distributions
  to shareholders .....................................        (2,142,783)          (226,159)
                                                           --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...........................       100,385,423         20,504,306
  Net asset value of shares issued in reinvestment of
     distributions to shareholders ....................         1,727,234            171,365
  Proceeds from redemption fees collected (Note 1) ....            46,476             21,326
  Payments for shares redeemed ........................       (14,382,228)        (2,642,524)
                                                           --------------     --------------
Net increase in net assets from capital share transactions     87,776,905         18,054,473
                                                           --------------     --------------

TOTAL INCREASE IN NET ASSETS ..........................        86,325,410         18,982,698
                                                           --------------     --------------

NET ASSETS
  Beginning of period .................................        18,982,698               --
                                                           --------------     --------------
  End of period .......................................    $  105,308,108     $   18,982,698
                                                           ==============     ==============

UNDISTRIBUTED NET INVESTMENT INCOME ...................    $        7,894     $           29
                                                           ==============     ==============

CAPITAL SHARE ACTIVITY
  Sold ................................................         9,396,331          2,044,554
  Reinvested ..........................................           164,425             16,545
  Redeemed ............................................        (1,364,190)          (260,071)
                                                           --------------     --------------
  Net increase in shares outstanding ..................         8,196,566          1,801,028
  Shares outstanding at beginning of period ...........         1,801,028               --
                                                           --------------     --------------
  Shares outstanding at end of period .................         9,997,594          1,801,028
                                                           ==============     ==============


(a) Represents the period from commencement of operations (September 12, 2003) through June 30, 2003.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13


HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------

                                                  YEAR         YEAR         YEAR       PERIOD
                                                  ENDED        ENDED        ENDED       ENDED
                                                 JUNE 30,     JUNE 30,     JUNE 30,    JUNE 30,
                                                   2004         2003         2002       2001(a)
                                                ---------    ---------    ---------   ---------
Net asset value at beginning of period ....... $   13.80     $   13.34    $   12.20   $   10.00
                                               ---------     ---------    ---------   ---------

Income from investment operations:
  Net investment loss ........................     (0.04)        (0.02)       (0.04)      (0.04)
  Net realized and unrealized gains on
     investments and options .................      2.13          1.36         2.52        2.23
                                               ---------     ---------    ---------   ---------
Total from investment operations .............      2.09          1.34         2.48        2.19
                                               ---------     ---------    ---------   ---------

Distributions from net realized gains ........     (0.01)        (0.93)       (1.35)    --
                                               ---------     ---------    ---------   ---------

Proceeds from redemption fees
  collected (Note 1) .........................      0.01          0.05         0.01        0.01
                                               ---------     ---------    ---------   ---------

Net asset value at end of period ............. $   15.89     $   13.80    $   13.34   $   12.20
                                               =========     =========    =========   =========

Total return(b) ..............................     15.22%        11.25%       22.24%   22.00%(d)
                                               =========     =========    =========   =========


Net assets at end of period (000's) ..........$1,316,703     $ 511,928    $ 173,342    $ 20,228
                                              ==========     =========    =========   =========


Ratio of net expenses to average net assets(c)     1.34%         1.45%        1.99%      1.99%(e)

Ratio of net investment loss to
  average net assets .........................     (0.39%)      (0.15%)      (0.81%)   (0.53%)(e)

Portfolio turnover rate ......................       66%          123%         199%        55%(e)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(e) for the periods ended June 30, 2002 and 2001, respectively.

(d)  Not  annualized.

(e)  Annualized.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              14

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD
--------------------------------------------------------------------------------

                                                         YEAR          PERIOD
                                                         ENDED          ENDED
                                                        JUNE 30,       JUNE 30,
                                                         2004          2003(a)
                                                       --------       --------

Net asset value at beginning of period ..........      $  10.54       $  10.00
                                                       --------       --------

Income from investment operations:
  Net investment income .........................          0.21           0.14
  Net realized and unrealized gains on investments
     and foreign currencies .....................          0.35           0.52
                                                       --------       --------
Total from investment operations ................          0.56           0.66
                                                       --------       --------

Less distributions:
  Dividends from net investment income ..........         (0.21)         (0.14)
  Distributions from net realized gains .........         (0.37)          --
                                                       --------       --------
Total distributions .............................         (0.58)         (0.14)
                                                       --------       --------

Proceeds from redemption fees collected (Note 1)           0.01           0.02
                                                       --------       --------

Net asset value at end of period ................      $  10.53       $  10.54
                                                       ========       ========

Total return(b) .................................          5.49%        6.81%(d)
                                                       ========       ========

Net assets at end of period (000's) .............      $105,308       $ 18,983
                                                       ========       ========


Ratio of net expenses to average net assets(c) ..          0.90%        0.90%(e)

Ratio of net investment income to average
  net assets ....................................          2.34%        1.99%(e)

Portfolio turnover rate .........................           174%         151%(e)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.17% and 2.32%(e) for the periods ended June 30, 2004 and 2003, respectively.

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS -- 97.30%                                   VALUE
--------------------------------------------------------------------------------

           AIRLINES -- 0.13%
 100,000   SkyWest, Inc. ...................................... $   1,741,000
                                                                -------------

           AUTO COMPONENTS -- 0.64%
 200,000   Goodyear Tire & Rubber Co. (a) .....................     1,818,000
  77,700   Magna International, Inc. ..........................     6,617,709
                                                                -------------
                                                                    8,435,709
                                                                -------------
           AUTOMOBILES -- 0.11%
  60,600   Honda Motor Co., Ltd. - ADR ........................     1,473,792
                                                                -------------

           BANKS -- 0.03 %
  23,100   Flagstar Bancorp, Inc. .............................       459,228
                                                                -------------

           BEVERAGES -- 0.55%
 100,000   Adolph Coors Co. - Class B .........................     7,234,000
                                                                -------------

           BIOTECHNOLOGY -- 3.64%
 200,000   Andrx Corp. (a) ....................................     5,586,000
 267,800   Applera Corp. - Applied Biosystems Group ...........     5,824,650
  75,000   Biogen Idec, Inc. (a) ..............................     4,743,750
 150,000   Cephalon, Inc. (a) .................................     8,100,000
  75,000   Covance, Inc. (a) ..................................     2,893,500
  57,800   CuraGen Corp. (a) ..................................       347,378
 175,000   Flamel Technologies S.A. - ADR (a) .................     4,310,250
 350,000   MedImmune, Inc. (a) ................................     8,190,000
 250,000   Nanogen, Inc. (a) ..................................     1,680,000
 103,000   SurModics, Inc. (a) ................................     2,537,920
 250,000   Transkaryotic Therapies, Inc. (a) ..................     3,740,000
                                                                -------------
                                                                   47,953,448
                                                                -------------
           BUILDING PRODUCTS -- 0.31%
 100,000   York International Corp. ...........................     4,107,000
                                                                -------------

           CHEMICALS -- 1.40%
 304,900   Albany Molecular Research, Inc. (a) ................     3,942,357
  97,800   Albemarle Corp. ....................................     3,095,370
 200,000   Cabot Microelectronics Corp. (a) ...................     6,122,000
   4,400   International Flavors & Fragrances, Inc. ...........       164,560
 139,100   Lubrizol Corp. (The) ...............................     5,093,842
                                                                -------------
                                                                   18,418,129
                                                                -------------



--------------------------------------------------------------------------------
                                                                              16

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------


  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           COMMERCIAL SERVICES AND SUPPLIES-- 0.57%
 200,000   Convergys Corp. (a) ................................  $  3,080,000
  96,700   Sensient Technologies Corp. ........................     2,077,116
  78,200   Waste Management, Inc. .............................     2,396,830
                                                                -------------
                                                                    7,553,946
                                                                -------------
           COMMUNICATIONS EQUIPMENT-- 1.55%
 100,000   Adaptec, Inc. (a) ..................................       846,000
  59,800   Cox Communications, Inc. - Class A (a) .............     1,661,842
 230,000   Research In Motion Ltd. (a) ........................    15,741,200
 250,000   Tellabs, Inc. (a) ..................................     2,185,000
                                                                -------------
                                                                   20,434,042
                                                                -------------
           COMPUTERS AND PERIPHERALS-- 0.34%
 155,000   Ambient Corp. (a) ..................................        44,950
 500,000   Gateway, Inc. (a) ..................................     2,250,000
 100,000   Hewlett-Packard Co. ................................     2,110,000
                                                                -------------
                                                                    4,404,950
                                                                -------------
           CONSTRUCTION AND ENGINEERING-- 0.27%
  75,000   Fluor Corp. ........................................     3,575,250
                                                                -------------

           CONSTRUCTION MATERIALS -- 0.31%
 100,000   Nanophase Technologies Corp. (a) ...................       747,000
  99,200   RPM International, Inc. ............................     1,507,840
 100,000   USG Corp. (a) ......................................     1,758,000
                                                                -------------
                                                                    4,012,840
                                                                -------------
           DIVERSIFIED FINANCIALS-- 0.49%
 100,000   H & R Block, Inc. ..................................     4,768,000
  40,000   SLM Corp. ..........................................     1,618,000
                                                                -------------
                                                                    6,386,000
                                                                -------------
           DIVERSIFIED TELECOMMUNCATION SERVICES-- 4.06%
 100,000   BellSouth Corp. ....................................     2,622,000
 100,000   CenturyTel, Inc. ...................................     3,004,000
 100,000   Nokia Corp. - ADR ..................................     1,454,000
 250,000   SBC Communications, Inc. ...........................     6,062,500
 1,000,000 Sprint Corp. - FON Group ...........................    17,600,000
 750,000   UTStarcom, Inc. (a) ................................    22,687,500
                                                                -------------
                                                                   53,430,000
                                                                -------------
           ELECTRICAL EQUIPMENT -- 1.74%
 200,000   American Power Conversion Corp. ....................     3,930,000
  74,600   Garmin Ltd .........................................     2,763,184
 350,000   Silicon Laboratories, Inc. (a) .....................    16,222,500
                                                                -------------
                                                                   22,915,684
                                                                -------------

--------------------------------------------------------------------------------
17

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           ELECTRIC UTILITIES-- 0.12%
  37,200   Ameren Corp. .......................................  $  1,598,112
                                                                -------------

           ELECTRONIC EQUIPMENT AND INSTRUMENTS-- 0.52%
 105,800   Emerson Radio Corp. (a) ............................       331,154
  49,900   FEI Co. (a) ........................................     1,193,109
 721,200   Nano-Proprietary, Inc. (a) .........................     1,464,036
  75,000   RSA Security, Inc. (a) .............................     1,535,250
 250,000   Sanmina-SCI Corp. (a) ..............................     2,275,000
                                                                -------------
                                                                    6,798,549
                                                                -------------
           ENERGY EQUIPMENT AND SERVICES -- 1.28%
 350,000   American Superconductor Corp. (a) ..................     4,578,000
  50,000   Distributed Energy Systems Corp. (a) ...............       136,000
 165,000   Valero Energy Corp. ................................    12,170,400
                                                                -------------
                                                                   16,884,400
                                                                -------------
           FOOD AND DRUG RETAIL -- 0.22%
  40,000   Albertson's, Inc. ..................................     1,061,600
 250,000   Winn-Dixie Stores, Inc. ............................     1,800,000
                                                                -------------
                                                                    2,861,600
                                                                -------------
           FOOD PRODUCTS -- 5.50%
 700,000   Archer-Daniels-Midland Co. .........................    11,746,000
 373,900   Campbell Soup Co. ..................................    10,050,432
 400,000   General Mills, Inc. ................................    19,012,000
  75,000   Fresh Del Monte Produce, Inc. ......................     1,895,250
 100,000   J.M. Smucker Company (The) .........................     4,591,000
 400,000   Kraft Foods, Inc. ..................................    12,672,000
 198,100   William Wrigley Jr. Co. ............................    12,490,205
                                                                -------------
                                                                   72,456,887
                                                                -------------
           GAS UTILITIES -- 0.39%
 150,000   Sempra Energy ......................................     5,164,500
                                                                -------------

           HEALTH CARE EQUIPMENT AND SUPPLIES-- 4.39%
 250,000   Accelrys, Inc. (a) .................................     2,465,000
  60,000   Advanced Neuromodulation Systems, Inc. (a) .........     1,968,000
 291,800   Biosite, Inc. (a) ..................................    13,107,656
 100,000   CTI Molecular Imaging, Inc. (a) ....................     1,418,000
  75,000   Cytyc Corp. (a) ....................................     1,902,750
  40,000   Guidant Corp. ......................................     2,235,200
 193,900   Haemonetics Corp. (a) ..............................     5,749,135
 125,000   Hillenbrand Industries, Inc. .......................     7,556,250
   1,500   Neogen Corp. (a) ...................................        25,817
 250,000   Orthodontic Centers of America, Inc. (a) ...........     2,047,500

--------------------------------------------------------------------------------
                                                                              18

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           HEALTH CARE EQUIPMENT AND SUPPLIES-- 4.39% (CONTINUED)
 543,000   Steris Corp. (a) ...................................  $ 12,250,080
 200,000   Zoll Medical Corp. (a) .............................     7,016,000
                                                                -------------
                                                                   57,741,388
                                                                -------------
           HEALTH CARE PROVIDERS AND SERVICES-- 5.80%
  25,000   Aetna, Inc. ........................................     2,125,000
 143,000   Chronimed, Inc. (a) ................................     1,165,450
 695,000   First Health Group Corp. (a) .......................    10,848,950
  25,000   HCA, Inc. ..........................................     1,039,750
 300,000   Health Management Associates, Inc. .................     6,726,000
 150,000   Health Net, Inc. (a) ...............................     3,975,000
 350,000   Healthsouth Corp. (a) ..............................     2,082,500
  80,000   Lincare Holdings, Inc. (a) .........................     2,628,800
  25,000   McKesson Corp. .....................................       858,250
  30,150   Medco Health Solutions, Inc. (a) ...................     1,130,625
 184,900   Oxford Health Plans, Inc. (a) ......................    10,176,896
 400,000   PacifiCare Health Systems, Inc. (a) ................    15,464,000
 377,200   Priority Healthcare Corp. - Class B (a) ............     8,656,740
 203,250   Renal Care Group, Inc. (a) .........................     6,733,672
 200,000   Tenet Healthcare Corp. (a) .........................     2,682,000
                                                                -------------
                                                                   76,293,633
                                                                -------------
           HOTELS, RESTAURANTS AND LEISURE -- 4.35%
   37,500  Applebee's International, Inc. .....................       863,250
   46,800  Bob Evans Farms, Inc. ..............................     1,281,384
  150,000  California Pizza Kitchen, Inc. (a) .................     2,874,000
   75,000  CBRL Group, Inc. ...................................     2,313,750
   70,500  Lone Star Steakhouse & Saloon, Inc. ................     1,916,895
1,000,000  McDonald's Corp. ...................................    26,000,000
  327,100  Outback Steakhouse, Inc. ...........................    13,528,856
   75,000  Papa John's International, Inc. (a) ................     2,215,500
  100,000  Ruby Tuesday, Inc. .................................     2,745,000
  100,000  Wendy's International, Inc. ........................     3,484,000
                                                                -------------
                                                                   57,222,635
                                                                -------------
           HOUSEHOLD DURABLES -- 2.59%
 283,600   American Greetings Corp. - Class A (a) .............     6,573,848
  20,000   KB Home ............................................     1,372,600
  97,800   Lancaster Colony Corp. .............................     4,072,392
  17,900   La-Z-Boy, Inc. .....................................       321,842
 364,800   Linens 'n Things, Inc. (a) .........................    10,692,288
 150,000   Newell Rubbermaid, Inc. ............................     3,525,000
 100,000   Sherwin-Williams Co. ...............................     4,155,000
  50,000   Whirlpool Corp. ....................................     3,430,000
                                                                -------------
                                                                   34,142,970
                                                                -------------

--------------------------------------------------------------------------------
19

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           HOUSEHOLD PRODUCTS-- 1.06%
  49,900   Blyth, Inc. ........................................  $  1,721,051
  25,000   Kimberly-Clark Corp. ...............................     1,647,000
 200,000   Wal-Mart Stores, Inc. ..............................    10,552,000
                                                                -------------
                                                                   13,920,051
                                                                -------------
           INDUSTRIAL CONGLOMERATES -- 0.13%
  40,000   General Electric Co. ...............................     1,296,000
  50,000   Gerber Scientific, Inc. (a) ........................       353,000
                                                                -------------
                                                                    1,649,000
                                                                -------------
           INFORMATION TECHNOLOGY CONSULTING AND SERVICES-- 1.08%
  50,000   Computer Sciences Corp. (a) ........................     2,321,500
 250,000   Electronic Data Systems Corp. ......................     4,787,500
 250,000   Synopsys, Inc. (a) .................................     7,107,500
                                                                -------------
                                                                   14,216,500
                                                                -------------
           INSURANCE -- 1.23%
  67,830   Aegon N.V. - American Regular Shares ...............       822,100
 325,000   Aon Corp. ..........................................     9,252,750
  16,300   Principal Financial Group, Inc. ....................       566,914
 123,300   Protective Life Corp. ..............................     4,768,011
  25,400   Arthur Gallagher ...................................       773,430
                                                                -------------
                                                                   16,183,205
                                                                -------------
           INTERNET & CATALOG RETAIL -- 1.03%
 250,000   Amazon.com, Inc. (a) ...............................    13,600,000
                                                                -------------

           INTERNET SOFTWARE AND SERVICES -- 1.53%
 250,000   Check Point Software Technologies, Ltd. (a) ........     6,747,500
  24,000   Internet Security Systems, Inc. (a) ................       368,160
 100,000   Red Hat, Inc. (a) ..................................     2,297,000
 100,000   TIBCO Software, Inc. (a) ...........................       845,000
 500,000   VeriSign, Inc. (a) .................................     9,950,000
                                                                -------------
                                                                   20,207,660
                                                                -------------
           LEISURE EQUIPMENT AND PRODUCTS-- 3.40%
 350,000   Borders Group, Inc. (a) ............................     8,204,000
 297,900   Callaway Golf Co. ..................................     3,378,186
 750,000   Eastman Kodak Co. ..................................    20,235,000
  16,800   Fuji Photo Film Co., Ltd. - ADR ....................       531,216
 200,000   Mattel, Inc. .......................................     3,650,000
 450,000   Nautilus Group, Inc. (The) .........................     8,779,500
                                                                -------------
                                                                   44,777,902
                                                                -------------

--------------------------------------------------------------------------------
                                                                              20

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           MARINE -- 0.17%
  97,100   CP Ships, Ltd. .....................................  $  1,730,322
  18,800   General Maritime Corp. (a) .........................       515,872
                                                                -------------
                                                                    2,246,194
                                                                -------------
           MEDIA -- 1.29%
 100,000   Comcast Corp - Special Class A (a) .................     2,761,000
 213,100   Fox Entertainment Group, Inc. (a) ..................     5,689,770
 156,500   Scholastic Corp. (a) ...............................     4,687,175
 100,000   Sony Corp. - ADR ...................................     3,805,000
                                                                -------------
                                                                   16,942,945
                                                                -------------
           METALS & MINING -- 1.37 %
 350,000   Barrick Gold Corp. .................................     6,912,500
 200,000   Newmont Mining Corp. ...............................     7,752,000
 200,000   Placer Dome, Inc. ..................................     3,328,000
                                                                -------------
                                                                   17,992,500
                                                                -------------
           MULTILINE RETAIL -- 2.75%
 250,000   American Eagle Outfitters, Inc. (a) ................     7,227,500
 100,000   BJ's Wholesale Club, Inc. (a) ......................     2,500,000
 250,000   CVS Corp. ..........................................    10,505,000
 450,000   Dollar Tree Stores, Inc. (a) .......................    12,343,500
  75,000   Federated Department Stores, Inc. ..................     3,682,500
                                                                -------------
                                                                   36,258,500
                                                                -------------
           OFFICE ELECTRONICS-- 0.20%
  50,000   Canon, Inc. - ADR ..................................     2,670,000
                                                                -------------

           OIL AND GAS -- 7.83%
 250,000   Anadarko Petroleum Corp. ...........................    14,650,000
 150,000   Apache Corp. .......................................     6,532,500
 150,000   BP Amoco PLC - ADR .................................     8,035,500
  88,800   Burlington Resources, Inc. .........................     3,212,784
  68,800   Cabot Corp. ........................................     2,800,160
  25,000   ConocoPhillips .....................................     1,907,250
  75,000   EOG Resources, Inc. ................................     4,478,250
 125,000   Exxon Mobil Corp. ..................................     5,551,250
 250,000   Marathon Oil Corp. .................................     9,460,000
     100   MKS Instruments, Inc. (a) ..........................         2,282
 300,000   Newfield Exploration Co. (a) .......................    16,722,000
  41,900   Petro-Canada .......................................     1,810,080
 350,000   Petroleo Brasileiro S.A. - ADR .....................     9,824,500
 100,000   PPL Corp. ..........................................     4,590,000
 100,000   Royal Dutch Petroleum Co. ..........................     5,167,000


--------------------------------------------------------------------------------
21

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           OIL AND GAS -- 7.83% (CONTINUED)
 100,000   Stone Energy Corp. (a) .............................  $  4,568,000
 100,000   Unocal Corp. .......................................     3,800,000
                                                                -------------
                                                                  103,111,556
                                                                -------------
           PERSONAL PRODUCTS -- 0.14%
  50,000   Ocular Sciences, Inc. (a) ..........................     1,900,000
                                                                -------------

           PHARMACEUTICALS -- 9.76%
  150,000  Abbott Laboratories ................................     6,114,000
    2,400  Accredo Health, Inc. (a) ...........................        93,480
  250,000  Alpharma, Inc. - Class A ...........................     5,120,000
  565,800  Altair Nanotechnologies, Inc. (a) ..................     1,278,708
  500,000  Biovail Corp. (a) ..................................     9,490,000
  300,000  Bristol-Myers Squibb Co. ...........................     7,350,000
   65,000  Elan Corp. PLC - ADR (a) ...........................     1,608,100
  350,000  Johnson & Johnson ..................................    19,495,000
1,650,000  King Pharmaceuticals, Inc. (a) .....................    18,892,500
  550,000  Merck & Co., Inc. ..................................    26,125,000
  500,000  Mylan Laboratories, Inc. ...........................    10,125,000
  150,000  Novartis AG - ADR ..................................     6,675,000
  150,000  Pfizer, Inc. .......................................     5,142,000
  150,000  Pharmaceutical Product Development, Inc. (a) .......     4,765,500
  125,000  Pharmacopeia Drug Discovery, Inc. (a) ..............       710,000
  300,000  Schering-Plough Corp. ..............................     5,544,000
                                                                -------------
                                                                  128,528,288
                                                                -------------
           REAL ESTATE -- 0.24%
  65,000   Standard Pacific Corp. .............................     3,204,500
                                                                -------------

           SEMICONDUCTOR EQUIPMENT AND PRODUCTS-- 2.31%
 600,000   Intel Corp. ........................................    16,560,000
  11,500   Kyocera Corp. - ADR ................................       986,700
  50,000   Nanometrics, Inc. (a) ..............................       569,000
 855,750   Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (a)   7,111,282
 200,000   Veeco Instruments, Inc. (a) ........................     5,162,000
                                                                -------------
                                                                   30,388,982
                                                                -------------
           SOFTWARE -- 5.85%
    3,700  Cadence Design Systems, Inc. (a) ...................        54,131
  229,100  John H. Harland Co. ................................     6,724,085
1,000,000  Macromedia, Inc. (a) ...............................    24,550,000
1,000,000  Microsoft Corp. ....................................    28,560,000
  100,000  Novell, Inc. (a) ...................................       839,000
  300,000  NVIDIA Corp. (a) ...................................     6,150,000
  100,000  PeopleSoft, Inc. (a) ...............................     1,850,000


--------------------------------------------------------------------------------
                                                                              22

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

  SHARES   COMMON STOCKS-- 97.30% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------

           SOFTWARE -- 5.85% (CONTINUED)
 100,000   SunGard Data Systems, Inc. (a) .....................  $  2,600,000
 248,300   THQ, Inc. (a) ......................................     5,686,070
                                                                -------------
                                                                   77,013,286
                                                                -------------
           SPECIALTY RETAIL -- 8.49%
 475,000   Abercrombie & Fitch Co. - Class A ..................    18,406,250
 350,000   Barnes & Noble, Inc. (a) ...........................    11,893,000
 400,000   Blockbuster, Inc. - Class A ........................     6,072,000
  50,000   Children's Place Retail Stores, Inc. (The) (a) .....     1,176,000
 400,000   Circuit City Stores, Inc. ..........................     5,180,000
 600,000   Gap, Inc. (The) ....................................    14,550,000
 750,000   Home Depot, Inc. (The) .............................    26,400,000
 100,000   Limited Brands .....................................     1,870,000
 192,900   Men's Wearhouse, Inc. (The) (a) ....................     5,090,631
 250,000   Office Depot, Inc. (a) .............................     4,477,500
  50,000   School Specialty, Inc. (a) .........................     1,815,500
 250,000   Staples, Inc. ......................................     7,327,500
 350,000   Toys "R" Us, Inc. (a) ..............................     5,593,000
   1,000   Williams-Sonoma, Inc. (a) ..........................        32,960
  70,000   Zale Corp. (a) .....................................     1,908,200
                                                                -------------
                                                                  111,792,541
                                                                -------------
           TEXTILES & APPAREL -- 4.94%
 200,000   Jones Apparel Group, Inc. ..........................     7,896,000
 175,000   Liz Claiborne, Inc. ................................     6,296,500
  75,000   Nike, Inc. - Class B ...............................     5,681,250
 250,000   Oakley, Inc. .......................................     3,235,000
 100,000   Pacific Sunwear of California, Inc. (a) ............     1,957,000
 500,000   Reebok International Ltd. ..........................    17,990,000
 165,000   Stride Rite Corp. (The) ............................     1,819,950
 100,000   Talbots, Inc. ......................................     3,915,000
 750,000   Tommy Hilfiger Corp. (a) ...........................    11,355,000
 100,000   V.F. Corp. .........................................     4,870,000
                                                                -------------
                                                                   65,015,700
                                                                -------------
           TOBACCO -- 0.95%
 250,000   Altria Group, Inc. .................................    12,512,500
                                                                -------------

           TRADING COMPANIES & DISTRIBUTORS-- 0.11%
  25,000   W.W. Grainger, Inc. ................................     1,437,500
                                                                -------------

           WIRELESS TELECOMMUNICATIONS SERVICES-- 0.14%
 250,000   RF Micro Devices, Inc. (a) .........................     1,875,000
                                                                -------------

           TOTAL COMMON STOCKS (Cost $1,192,386,018) ..........$1,281,144,002
                                                                -------------

--------------------------------------------------------------------------------
23

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

CONTRACTS  CALL OPTIONS CONTRACTS-- 0.15%                            VALUE
--------------------------------------------------------------------------------

   2,500   S&P 100 Index Option, 07/17/04 at $555 .............  $  1,270,000
   2,500   S&P 100 Index Option, 07/17/04 at $560 .............       730,000
                                                                -------------

           TOTAL CALL OPTIONS CONTRACTS (Cost $2,472,500) .....  $  2,000,000
                                                                -------------


CONTRACTS  PUT OPTION CONTRACTS-- 1.63%                              VALUE
--------------------------------------------------------------------------------

   3,500   Russell 2000 Index Option, 09/18/04 at $550 ........  $  3,430,000
   1,500   Russell 2000 Index Option, 09/18/04 at $570 ........     2,265,000
   2,750   S&P 100 Index Option, 09/18/04 at $520 .............     1,677,500
  13,500   S&P 100 Index Option, 09/18/04 at $540 .............    14,094,000
                                                                -------------

           TOTAL PUT OPTION CONTRACTS (Cost $52,777,500) ......  $ 21,466,500
                                                                -------------

           TOTAL INVESTMENTS AT VALUE -- 99.08%
           (Cost $1,247,636,018) ..............................$1,304,610,502
                                                               --------------


  SHARES   MONEY MARKETS -- 7.76%                                    VALUE
--------------------------------------------------------------------------------

102,194,995  First American Treasury Obligation Fund - Class S
             (Cost $102,194,995) ..............................$  102,194,995
                                                                -------------

             TOTAL INVESTMENTS AND MONEY MARKETS AT
              VALUE-- 106.84% (Cost $1,349,831,013) ...........$1,406,805,497

             LIABILITIES IN EXCESS OF OTHER ASSETS-- (6.84%) ..  ( 90,102,196)
                                                                -------------

             NET ASSETS-- 100.00% .............................$1,316,703,301
                                                               ==============

(a)  Non-income producing security.

ADR - American  Depository  Receipt

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              24

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

                                                       VALUE OF     PREMIUMS
CONTRACTS  WRITTEN CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------

  3,500    Russell 2000 Index Option,
             09/18/04 at $550 ....................  $ 17,500,000  $ 10,843,000
  1,500    Russell 2000 Index Option,
             09/18/04 at $570 ....................     5,295,000     4,027,000
  2,750    S&P 100 Index Option,
             09/18/04 at $520 ....................    10,862,500     8,244,500
 13,500    S&P 100 Index Option,
             09/18/04 at $540 ....................    32,089,500    25,200,553
                                                    ------------  ------------
                                                    $ 65,747,000  $ 48,315,053
                                                    ------------  ------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
25

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

SHARES     COMMON STOCKS -- 18.22%                                    VALUE
--------------------------------------------------------------------------------

           ELECTRICAL EQUIPMENT-- 0.18%
  10,000   Endesa S.A. - ADR ..................................   $   189,300
                                                                -------------

           ELECTRIC UTILITIES--  1.97%
   4,000   Ameren Corp. .......................................       171,840
  35,000   Korea Electric Power Corp. - ADR ...................       320,600
  45,000   MDU Resources Group, Inc. ..........................     1,081,350
  12,500   Public Service Enterprise Group, Inc. ..............       500,375
                                                                -------------
                                                                    2,074,165
                                                                -------------
           ENERGY EQUIPMENT AND SERVICES-- 0.86%
  20,000   Black Hills Corp. ..................................       630,000
  14,000   DPL, Inc. ..........................................       271,880
                                                                -------------
                                                                      901,880
                                                                -------------
           GAS UTILITIES -- 1.36%
   3,500   Nicor, Inc. ........................................       118,895
     500   UGI Corp. ..........................................        16,050
  45,000   WGL Holdings, Inc. .................................     1,292,400
                                                                -------------
                                                                    1,427,345
                                                                -------------
           METALS AND MINING -- 12.42%
 230,000   Barrick Gold Corp. .................................     4,542,500
 120,000   Newmont Mining Corp. ...............................     4,651,200
 170,000   Placer Dome, Inc. ..................................     2,828,800
  50,000   Stillwater Mining Co. (a) ..........................       750,500
  35,000   USEC, Inc. .........................................       306,950
                                                                -------------
                                                                   13,079,950
                                                                -------------
           OIL AND GAS -- 1.43%
  25,000   PPL Corp. ..........................................     1,147,500
  10,000   Scana Corp. ........................................       363,700
                                                                -------------
                                                                    1,511,200
                                                                -------------

           TOTAL COMMON STOCKS (Cost $19,072,949)               $  19,183,840
                                                                -------------

--------------------------------------------------------------------------------
                                                                              26

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

PAR VALUE  U.S. TREASURY OBLIGATIONS --   72.87%                      VALUE
-------------------------------------------------------------------------------

             U.S. TREASURY BILLS -- 28.44%
$ 20,000,00  discount, due 08/05/2004 .........................  $ 19,977,200
 10,000,000  discount, due 09/16/2004 .........................     9,973,260
                                                                -------------
                                                                   29,950,460
                                                                -------------

             U.S. TREASURY INFLATION-PROTECTION NOTES--  44.43%
 9,527,940   3.375%, due 01/15/2012 ...........................    10,558,901
25,433,750   2.00%, due 01/15/2014 ............................    25,290,711
 8,576,100   3.875%, due 04/15/2029 ...........................    10,938,550
                                                                -------------
                                                                   46,788,162
                                                                -------------

             TOTAL U.S. TREASURY OBLIGATIONS (Cost $76,927,817)  $ 76,738,622
                                                                -------------


PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS-- 3.41%               VALUE
--------------------------------------------------------------------------------

             FEDERAL FARM CREDIT BANK--  0.37%
$400,000     2.625%, due 09/24/2007 ...........................  $    388,248
                                                                -------------

             FEDERAL HOME LOAN BANK -- 1.17%
 750,000     2.22%, due 09/12/2006 ............................       735,635
 500,000     5.70%, due 04/16/2018 ............................       496,771
                                                                -------------
                                                                    1,232,406
                                                                -------------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 1.87%
    1,500,000  2.25%, due 12/30/2005 ..........................     1,491,065
JPY50,000,000  2.125%, due 10/09/2007 .........................       482,321
                                                                -------------
                                                                    1,973,386
                                                                -------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $3,569,671) ................................ $   3,594,040
                                                                -------------


--------------------------------------------------------------------------------
27

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

PAR VALUE    FOREIGN GOVERNMENT OBLIGATIONS-- 0.22%                   VALUE
--------------------------------------------------------------------------------

             CANADIAN GOVERNMENT NOTE --  0.22%
JPY25,000,000  0.70%, due 03/20/2006 (Cost $210,555) ..........  $    231,004
                                                                -------------

             TOTAL INVESTMENTS AT VALUE-- 94.72%
             (Cost $99,780,992) ...............................  $ 99,747,506
                                                                -------------

  SHARES     MONEY MARKETS -- 4.67%                                   VALUE
--------------------------------------------------------------------------------
4,922,660    First American Treasury Obligation Fund - Class S
             (Cost $4,922,660) ................................  $  4,922,660


             TOTAL INVESTMENTS AND MONEY MARKETS AT VALUE-- 99.39%
             (Cost $104,703,652) ..............................  $104,670,166

             OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.61% ....       637,942
                                                                -------------

             NET ASSETS-- 100.00% ............................. $ 105,308,108
                                                                =============


(a)  Non-income producing security.

ADR - American  Depository  Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.






--------------------------------------------------------------------------------
                                                                              28

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The Hussman Strategic Growth Fund and the Hussman Strategic Total Return Fund (individually, a "Fund", and collectively, the "Funds") are each a series of Hussman Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000. The Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

     The Hussman Strategic Growth Fund's investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     The Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the


--------------------------------------------------------------------------------
29

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2004, all options held by the Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

     Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally shall be valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

     FUTURES CONTRACTS AND OPTION TRANSACTIONS -- The Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities.

     The Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the



--------------------------------------------------------------------------------
                                                                              30

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

     FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

     Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange


--------------------------------------------------------------------------------
31

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of each Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee, equal to 1.5% of the lower of the cost or value of such shares, if redeemed within six months of the date of purchase. During the periods ended June 30, 2004 and 2003, proceeds from redemption fees totaled $502,840 and $1,511,290, respectively, for the Hussman Strategic Growth Fund and $46,476 and $21,326, respectively, for the Hussman Strategic Total Return Fund.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income
securities  are  amortized   using  the  interest   method.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of the Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.




--------------------------------------------------------------------------------
                                                                              32

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

     The tax character of distributions paid during the periods ended June 30, 2004 and 2003 were as follows:

                                                       Long-Term
                           Periods      Ordinary        Capital        Total
                            Ended        Income          Gains     Distributions
--------------------------------------------------------------------------------
Hussman Strategic          6/30/04    $      --      $   392,622    $    392,622
 Growth Fund               6/30/03    $ 13,032,474   $ 16,739,647   $ 29,772,121
--------------------------------------------------------------------------------
Hussman Strategic          6/30/04    $  2,142,783   $     --       $  2,142,783
 Total Return Fund         6/30/03    $    226,159   $     --       $    226,159

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

     COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.


--------------------------------------------------------------------------------
33

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of June 30, 2004:

                                                  HUSSMAN            HUSSMAN
                                                  STRATEGIC      STRATEGIC TOTAL
                                                 GROWTH FUND        RETURN FUND
                                                ------------     ---------------
Cost of portfolio investments and
 written options ...........................  $ 1,252,318,673     $ 104,703,652
                                              ===============    ===============
Gross unrealized appreciation ..............  $   145,835,667     $     973,727
Gross unrealized depreciation                    ( 57,095,843)      ( 1,007,213)
                                              ---------------    --------------
Net unrealized appreciation/depreciation ...  $    88,739,824     $    ( 33,486)
Net unrealized foreign exchange gains ......              --                 19
Undistributed ordinary income ..............       32,873,981           141,345
Post-October losses ........................      ( 7,300,832)        ( 498,242)
Other temporary differences ................              --          ( 132,906)
                                              ---------------    --------------
Total distributable earnings (deficit) .....  $   114,312,973     $   ( 523,270)
                                              ===============    ===============

     The difference between the federal income tax cost of portfolio investments and written options and the financial statement cost for the Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

     The Hussman Strategic Growth Fund and the Hussman Strategic Total Return Fund had realized capital losses of $7,300,832 and $498,242, respectively, during the period November 1, 2003 through June 30, 2004, which are treated for federal income tax purposes as arising during each Funds' tax year ended June 30, 2005. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     For the year ended June 30, 2004, the Hussman Strategic Growth Fund reclassified net investment losses of $3,278,557 against undistributed gains and the Hussman Strategic Total Return Fund reclassified $81,150 of foreign exchange gains from undistributed net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.





--------------------------------------------------------------------------------
                                                                              34

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS
     During the year ended June 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $1,150,387,590 and $531,111,220, respectively, for the Hussman Strategic Growth Fund and $21,286,522 and $7,665,825, respectively, for the Hussman Strategic Total Return Fund.

3.  TRANSACTIONS WITH AFFILIATES
     The President of the Adviser is President and a Trustee of the Trust. Other officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC, the Fund's principal underwriter.

ADVISORY AGREEMENT
     Under the terms of Advisory Agreements between the Trust and the Adviser, the Advisor serves as the investment advisor to the Funds and continuously reviews, supervises and administers each Fund's investment program. The Hussman Strategic Growth Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.25% of the first $250 million of its average daily net assets; 1.15% of the next $250 million of such assets; 1.05% of the next $500 million of such assets; and 0.95% of such assets in excess of $1 billion. The Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of its average daily net assets.

     Pursuant to an Expense Limitation Agreement with respect to the Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive a portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. The Expense Limitation Agreement remains in effect until at least December 31, 2005. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2005, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2004, the Adviser waived advisory fees of $138,732. As of June 30, 2004, the amount


--------------------------------------------------------------------------------
35

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

of fee waivers and expense reimbursements available for reimbursements to the Adviser is $301,029. The Adviser may recapture a portion of this amount no later than the dates as state below:

                                          June 30, 2006         June 30, 2007
                                          -------------         -------------
Hussman Strategic Total Return Fund         $ 162,297              $138,732

ADMINISTRATION  AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of the next $50 million of such assets; 0.10% of the next $150 million of such assets; 0.075% of the next $250 million of such assets; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Ultimus receives from each Fund a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER  SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a minimum fee of $1,500 per month. For the year ended June 30, 2004, the Hussman Strategic Growth Fund and the Hussman Strategic Total Return Fund paid $182,319 and $20,295, respectively, to Ultimus under the Agreement. In addition, the


--------------------------------------------------------------------------------
36

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2004
--------------------------------------------------------------------------------

Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

     For shareholder accounts held through financial intermediaries, the Fund may, in some cases, compensate these intermediaries for providing account maintenance services to their customers at an annual rate of not more than $17 per account.

 4. OPTION  CONTRACTS  WRITTEN
     Transactions in option contracts written by the Hussman Strategic Growth Fund during the year ended June 30, 2004 were as follows:

                                                   OPTION           OPTION
                                                  CONTRACTS        PREMIUMS
                                                 ----------       ----------

Options outstanding at beginning of year .......       --        $        --
Options written ................................   67,500         201,122,073
Options cancelled in a closing
 purchase transaction ..........................  (46,250)      ( 152,807,020)
                                                 ----------     -------------

Options outstanding at end of year .............   21,250        $ 48,315,053
                                                 ==========     =============


     No option contracts were written by the Hussman Strategic Total Return Fund during the year ended June 30, 2004.

5.  BANK LINE OF CREDIT
     The Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. The Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2004, the Funds had no outstanding borrowings under these lines of credit.

6. CONTINGENCIES AND COMMITMENTS
     The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise in the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.



--------------------------------------------------------------------------------
37

REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Hussman Investment Trust (comprising the Hussman Strategic Growth Fund and the Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2004, and the related statements of operations for the year then ended, and for the Hussman Strategic Growth Fund, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, and for the Hussman Strategic Total Return Fund, the statements of changes and financial highlights for the year ended June 30, 2004 and for the period from the commencement of operations, September 12, 2002, through June 30, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Hussman Strategic Growth Fund presented herein for the period ended June 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated July 27, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of the Hussman Investment Trust as of June 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended and for the Hussman Strategic Growth Fund, its financial highlights for each of the three years in the period then ended and for the Hussman Strategic Total Return Fund, its financial highlights for each of the two years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

                                               /s/  ERNST & YOUNG LLP

Cincinnati, Ohio
August 4, 2004


--------------------------------------------------------------------------------
                                                                              38

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

     Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                       Position Held    Length of
Trustee                    Address                            Age      with the Trust   Time Served
--------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.   5136 Dorsey Hall Drive             41       President and    Since
                           Ellicott City, MD  21042                    Trustee          June 2000

David C. Anderson          916 North Oak Park Avenue          53       Trustee          Since
                           Oak Park, IL  60302                                          June 2000

Nelson F. Freeburg         9320 Grove Park Cove               52       Trustee          Since
                           Germantown, TN  38139                                        June 2000

William H. Vanover         838 Long Lake Road, Suite 100      57       Trustee          Since
                           Bloomfield Hills, MI  48302                                  June 2000

Robert G. Dorsey           135 Merchant Street                47       Vice President   Since
                           Cincinnati, OH  45246                                        June 2000

Mark J. Seger              135 Merchant Street                42       Treasurer        Since
                           Cincinnati, OH  45246                                        June 2000

John F. Splain             135 Merchant Street                47       Secretary        Since
                           Cincinnati, OH  45246                                        June 2000

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

     John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).



--------------------------------------------------------------------------------
39

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.

FEDERAL TAX INFORMATION (UNAUDITED)

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2004. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Hussman Strategic Total Return Fund intends to designate up to a maximum amount of $2,142,783 as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2004, 18% of the dividends paid from ordinary income by the Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

     As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.





--------------------------------------------------------------------------------
                                                                              40

       [GRAPHIC OMITTED]              HUSSMAN
                                            FUNDS

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                              INDEPENDENT Auditors
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202


                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                               [GRAPHIC OMITTED]

 A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's website at http://www.sec.gov.

         This Semi-Annual Report is authorized for distribution only if accompanied or preceded by a current Prospectus for the Funds.

ITEM 2.   CODE OF ETHICS.


As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 10(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics was amended to subject all officers of the registrant (not just the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) to the provisions of the code of ethics. The registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the Committee that, if novel issues ever arise, it will hire an expert to assist it as needed.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $47,000 with respect to the registrant's fiscal year ended June 30, 2004. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $34,200 with respect to the registrant's fiscal year ended June 30, 2003.


     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.


     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.


     (e)(1)    The  audit  committee  has  adopted  pre-approval  policies   and
               procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

                    o Services associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters -- $5,000

                    o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $5,000

                    o All tax services provided to the registrant in the aggregate -- $5,000


     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.


     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.


Not applicable


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


The registrant has no procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 10.  CONTROLS AND PROCEDURES.


(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto


(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(b)Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):
 Attached hereto



Exhibit 99.CODE ETH      Code of Ethics


Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Hussman Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ John P. Hussman
                           -----------------------------------------------------
                           John P. Hussman, President

Date   August 31, 2004
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ John P. Hussman
                           -----------------------------------------------------
                           John P. Hussman, President

Date   August 31, 2004
     -------------------------


By (Signature and Title)*  /s/ Mark J. Seger
                           -----------------------------------------------------
                           Mark J. Seger, Treasurer

Date   August 31, 2004
     -------------------------

* Print the name and title of each signing officer under his or her signature.